FIRST OMAHA FUNDS, INC.

                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, David Greer, hereby constitutes and appoints Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director and Officer of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   August 26, 1997

/s/ David P. Greer
David Greer



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                             FIRST OMAHA FUNDS, INC.

                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, Gary Witt, hereby constitutes and appoints David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   August 26, 1997

/s/ Gary K. Witt
Gary Witt

                             FIRST OMAHA FUNDS, INC.

                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, Robert Reed, hereby constitutes and appoints David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   August 26, 1997

/s/ Robert Reed
Robert Reed

                             FIRST OMAHA FUNDS, INC.

                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, Robert Reed, hereby constitutes and appoints David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   August 26, 1997

/s/ Harry A. Koch, Jr.
Harry Koch

                             FIRST OMAHA FUNDS, INC.

                                POWER OF ATTORNEY

         Know All Men by These Presents, that the undersigned, Robert Reed, hereby constitutes and appoints David Greer, Richard Snyder and Marc Diehl and each of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Director of First Omaha Funds, Inc., the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission and with the states; and said attorney shall have full power of substitution and resubstitution.

DATED:   August 26, 1997

/s/ Joseph Caggiano
Joseph Caggiano